SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 31, 2003
                                                           -------------




                              LIZ CLAIBORNE, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                   001-10689               13-2842791
-------------------------------       ------------        ----------------------
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)        Identification Number)


1441 Broadway, New York, New York                                   10018
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 626-3500


                                 NOT APPLICABLE
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 7(C). EXHIBITS

99.1  Press Release dated July 31, 2003.


ITEM  12.  DISCLOSURE  OF  RESULTS  OF OPERATIONS AND FINANCIAL CONDITION

On July 31, 2003, Liz Claiborne, Inc., a Delaware corporation (the "Company"), issued a press release (the "Press Release") announcing its results for the three and six months ended July 5, 2003. Further details are contained in the Press Release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The  information  contained  herein shall not be deemed  "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.














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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LIZ CLAIBORNE, INC.


Dated:   July 31, 2003          By:     /s/ Michael Scarpa
                                        ---------------------------------------
                                Name:   Michael Scarpa
                                Title:  Senior Vice President,
                                        Chief Financial Officer













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

                                  EXHIBIT INDEX




Exhibit No.     Description
-----------     -----------

99.1            Press Release dated July 31, 2003.

















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